Exhibit 10.40.5


                                     SECOND
                                WAIVER AGREEMENT


     SECOND WAIVER AGREEMENT, dated as of June 7, 2002 (this "Waiver"), is entered into by and among HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation (the "Company"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each of the Company and Bright, individually a "Borrower" and collectively, the "Borrowers"), HORIZON PCS, INC., a Delaware corporation (the "Parent"), those Subsidiaries of the Parent listed on the signature pages hereto (together with the Parent, individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, individually a "Credit Party" and collectively the "Credit Parties"), the lenders party hereto (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Syndication Agent and Arranger (the "Syndication Agent"), and FORTIS CAPITAL CORP., as Documentation Agent (the "Documentation Agent").

                               W I T N E S S E T H

     WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of September 26, 2000 (as previously amended and as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties have notified the Administrative Agent that an Event of Default exists under the Credit Agreement as a result of the violation by the Credit Parties of the Consolidated EBITDA covenant set forth in Section 8.1(d) of the Credit Agreement for the quarter ending March 31, 2002 (the "Acknowledged Event of Default");

     WHEREAS, pursuant to that certain Waiver Agreement dated as of May 9, 2002 among the Credit Parties, the Administrative Agent and the Lenders party thereto, the Required Lenders have agreed to waive the Acknowledged Event of Default until June 15, 2002;

     WHEREAS, the Credit Parties have requested that the Required Lenders continue to waive the Acknowledged Event of Default until June 28, 2002; and

     WHEREAS, the Required Lenders have agreed to such waiver subject to the terms and conditions set forth herein.

     NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                     WAIVER

     1.1 Waiver. From and after the date hereof until the earlier of (i) the occurrence of any other Event of Default or (ii) June 28, 2002 (such date, the "Waiver Termination Date"), the Required Lenders hereby waive the Event of Default resulting from the Acknowledged Event of Default. It is acknowledged and agreed by the parties hereto that from and after the date hereof until the Waiver Termination Date, the Borrowers (i) shall not request, nor shall the Lenders be obligated to provide, Revolving Loans pursuant to Section 2.1 of the Credit Agreement as long as the Borrower's cash and cash equivalents (excluding restricted cash) exceed $10,000,000 and (ii) shall have at all times on deposit not less than $105,000,000 in Term Loan A proceeds in account number CP-36484-16 with UBS PaineWebber, Inc. and shall provide the Administrative Agent with such reports, documentation and other information requested thereby to the extent deemed necessary by the Administrative Agent to verify and/or monitor such account. Failure by the Credit Parties to abide by the provisions hereof and to execute an amendment to the Credit Agreement satisfactory to the Required Lenders on or before the Waiver Termination Date shall result in an immediate Event of Default under the Credit Agreement and the Lenders hereby reserve the right to declare an Event of Default based upon the Acknowledged Event of Default at such time to the extent deemed necessary thereby. Except for the specific, one-time limited waiver set forth above, nothing set forth herein or contemplated hereby is intended to constitute a waiver of (i) any rights or remedies available to the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Administrative Agent) or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents.

                                    SECTION 2

                               CLOSING CONDITIONS

     2.1 Closing Conditions.

     This Waiver shall be effective (the "Waiver Effective Date") at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

          (a) Waiver. Receipt by the Administrative Agent of a copy of this Waiver duly executed by each of the Credit Parties and the Required Lenders.

          (b) Fees and Expenses. The Borrowers shall have paid in full all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Waiver, including, without limitation, the fees and expenses of Moore & Van Allen, PLLC.

                                    SECTION 3

                                  MISCELLANEOUS

     3.1 Terms. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as modified by this Waiver. Except as specifically modified hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Waiver.

          (b) This Waiver has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Waiver.

          (d) The representations and warranties set forth in Article V of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

     3.4 Credit Document. This Waiver shall constitute a Credit Document under the terms of the Credit Agreement.

     3.5 Entirety. This Waiver and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     3.6 Counterparts; Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Waiver by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     3.7 General Release. In consideration of the Required Lenders entering into this Waiver, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement or the other Credit Documents on or prior to the date hereof.

     3.8 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     3.9 Consent to Jurisdiction; Service of Process; Arbitration. The jurisdiction, services of process and arbitration provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.


BORROWERS:                      HORIZON PERSONAL COMMUNICATIONS, INC.


                                By:  /s/ Peter M. Holland
                                    --------------------------------------------
                                      Name:   Peter M. Holland
                                             -----------------------------------
                                      Title:  CFO
                                             -----------------------------------


                                BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC


                                By:  /s/ Peter M. Holland
                                    --------------------------------------------
                                      Name:   Peter M. Holland
                                             -----------------------------------
                                      Title:  CFO
                                             -----------------------------------


GUARANTORS:                     HORIZON PCS, INC.


                                By:  /s/ Peter M. Holland
                                    --------------------------------------------
                                      Name:   Peter M. Holland
                                             -----------------------------------
                                      Title:  CFO
                                             -----------------------------------

ADMINISTRATIVE AGENT/ LENDERS:
                                FIRST UNION NATIONAL BANK,
                                as Administrative Agent and as a Lender


                                By:   /s/ Todd E. Kiziah
                                    --------------------------------------------
                                      Name:   Todd E. Kiziah
                                             -----------------------------------
                                      Title:  Vice President
                                             -----------------------------------

LENDERS (continued):            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                NEW YORK BRANCH,
                                as Syndication Agent and Arranger
                                and as a Lender


                                By:
                                    --------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                By:
                                    --------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

LENDERS (continued):            FORTIS CAPITAL CORP.,
                                as Documentation Agent and as a Lender


                                By:
                                    --------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

LENDERS (continued):            COBANK, ACB


                                By:  /s/ Christopher J. Mott
                                    --------------------------------------------
                                      Name:   Christopher J. Mott
                                             -----------------------------------
                                      Title:  V.P.
                                             -----------------------------------

LENDERS (continued):            MOTOROLA CREDIT CORPORATION


                                By:   /s/ David Kliefoth
                                    --------------------------------------------
                                      Name:   David Kliefoth
                                             -----------------------------------
                                      Title:  Vice President
                                             -----------------------------------

LENDERS (continued):            NATIONAL CITY BANK


                                By:   /s/ Christian Kalmbach
                                    --------------------------------------------
                                      Name:  Christian Kalmbach
                                             -----------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------

LENDERS (continued):            BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By:
                                    --------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

LENDERS (continued):            CIT LENDING SERVICES CORPORATION


                                By:  /s/ John Tamburro
                                    --------------------------------------------
                                      Name:   John Tamburro
                                             -----------------------------------
                                      Title:  Vice President
                                             -----------------------------------

LENDERS (continued):            IBM CREDIT CORPORATION


                                By:
                                    --------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------





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